Exhibit 99.1

Check if this an amended filing Official Form 201 Voluntary Petition for Non - Individuals Filing for Bankruptcy 04/20 If more space is needed, attach a separate sheet to this form. On the top of any additional pages, write the debtor's name and the case number (if known). For more information, a separate document, Instructions for Bankruptcy Forms for Non - Individuals, is available. 1. Debtor's name Blue Water Global Group, Inc. 2. All other names debtor used in the last 8 years Include any assumed names, trade names and doing business as names 3. Debtor's federal Employer Identification Number (EIN) 45 - 0611648 4. Debtor's address Principal place of business Mailing address, if different from principal place of business 15711 Cedar Grove Ln Wellington, FL 33414 - 6312 500 S Australian Ave Ste 600 West Palm Beach, FL 33401 - 6237 Number, Street, City, State & ZIP Code P.O. Box, Number, Street, City, State & ZIP Code Location of principal assets, if different from principal place of business Palm Beach County 500 S Australian Ave Ste 600 West Palm Beach, FL 33401 - 6237 Number, Street, City, State & ZIP Code 5. Debtor's website (URL) 6. Type of debtor Corporation (including Limited Liability Company (LLC) and Limited Liability Partnership (LLP)) Partnership (excluding LLP) Other. Specify: Fill in this information to identify your case: United States Bankruptcy Court for the: SOUTHERN DISTRICT OF FLORIDA, WEST PALM BEACH DIVISION Case number (if known) Chapter 11 Case 21 - 10322 Doc 1 Filed 01/14/21 Page 1 of 31 Official Form 201 Voluntary Petition for Non - Individuals Filing for Bankruptcy page 1

Case 21-10322 Doc 1 Filed 01/14/21 Page 2 of 31

Debtor **Blue Water Global Group, Inc.** Case number (if known) ____________
Name

7. Describe debtor's business

A. *Check one:*

- ☐ Health Care Business (as defined in 11 U.S.C. § 101(27A))
- ☐ Single Asset Real Estate (as defined in 11 U.S.C. § 101(51B))
- ☐ Railroad (as defined in 11 U.S.C. § 101(44))
- ☐ Stockbroker (as defined in 11 U.S.C. § 101(53A))
- ☐ Commodity Broker (as defined in 11 U.S.C. § 101(6))
- ☐ Clearing Bank (as defined in 11 U.S.C. § 781(3))
- ■ None of the above

B. *Check all that apply*

- ☐ Tax-exempt entity (as described in 26 U.S.C. §501)
- ☐ Investment company, including hedge fund or pooled investment vehicle (as defined in 15 U.S.C. §80a-3)
- ☐ Investment advisor (as defined in 15 U.S.C. §80b-2(a)(11))

C. NAICS (North American Industry Classification System) 4-digit code that best describes debtor.
See http://www.uscourts.gov/four-digit-national-association-naics-codes.

____

8. Under which chapter of the Bankruptcy Code is the debtor filing?

A debtor who is a "small business debtor" must check the first sub-box. A debtor as defined in § 1182(1) who elects to proceed under subchapter V of chapter 11 (whether or not the debtor is a "small business debtor") must check the second sub-box.

Check one:

- ☐ Chapter 7
- ☐ Chapter 9
- ■ Chapter 11. *Check all that apply:*
  - ☐ The debtor is a small business debtor as defined in 11 U.S.C. § 101(51D), and its aggregate noncontingent liquidated debts (excluding debts owed to insiders or affiliates) are less than $2,725,625. If this sub-box is selected, attach the most recent balance sheet, statement of operations, cash-flow statement, and federal income tax return or if any of these documents do not exist, follow the procedure in 11 U.S.C. § 1116(1)(B).
  - ☐ The debtor is a debtor as defined in 11 U.S.C. § 1182(1), its aggregate noncontingent liquidated debts (excluding debts owed to insiders or affiliates) are less than $7,500,000, **and it chooses to proceed under Subchapter V of Chapter 11.** If this sub-box is selected, attach the most recent balance sheet, statement of operations, cash-flow statement, and federal income tax return, or if any of these documents do not exist, follow the procedure in 11 U.S.C. § 1116(1)(B).
  - ☐ A plan is being filed with this petition.
  - ☐ Acceptances of the plan were solicited prepetition from one or more classes of creditors, in accordance with 11 U.S.C. § 1126(b).
  - ☐ The debtor is required to file periodic reports (for example, 10K and 10Q) with the Securities and Exchange Commission according to § 13 or 15(d) of the Securities Exchange Act of 1934. File the *Attachment to Voluntary Petition for Non-Individuals Filing for Bankruptcy under Chapter 11* (Official Form 201A) with this form.
  - ☐ The debtor is a shell company as defined in the Securities Exchange Act of 1934 Rule 12b-2.
- ☐ Chapter 12

9. Were prior bankruptcy cases filed by or against the debtor within the last 8 years?

If more than 2 cases, attach a separate list.

- ■ No.
- ☐ Yes.

District ____________ When ____________ Case number ____________
District ____________ When ____________ Case number ____________

10. Are any bankruptcy cases pending or being filed by a business partner or an affiliate of the debtor?

List all cases. If more than 1, attach a separate list

- ■ No
- ☐ Yes.

Debtor ____________ Relationship ____________
District ____________ When ____________ Case number, if known ____________

Official Form 201 **Voluntary Petition for Non-Individuals Filing for Bankruptcy** page 2

Case 21-10322 Doc 1 Filed 01/14/21 Page 3 of 31

Debtor **Blue Water Global Group, Inc.** Case number (*if known*) ____________
Name

11. Why is the case filed in *this district?*

Check all that apply:

■ Debtor has had its domicile, principal place of business, or principal assets in this district for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other district.

☐ A bankruptcy case concerning debtor's affiliate, general partner, or partnership is pending in this district.

12. Does the debtor own or have possession of any real property or personal property that needs immediate attention?

■ No

☐ Yes. Answer below for each property that needs immediate attention. Attach additional sheets if needed.

Why does the property need immediate attention? (*Check all that apply.*)

☐ It poses or is alleged to pose a threat of imminent and identifiable hazard to public health or safety.

What is the hazard? ____________

☐ It needs to be physically secured or protected from the weather.

☐ It includes perishable goods or assets that could quickly deteriorate or lose value without attention (for example, livestock, seasonal goods, meat, dairy, produce, or securities-related assets or other options).

☐ Other ____________

Where is the property? ____________

Number, Street, City, State & ZIP Code

Is the property insured?

☐ No

☐ Yes. Insurance agency ____________

Contact name ____________

Phone ____________

Statistical and administrative information

13. Debtor's estimation of available funds

Check one:

■ Funds will be available for distribution to unsecured creditors.

☐ After any administrative expenses are paid, no funds will be available to unsecured creditors.

14. Estimated number of creditors

■ 1-49	☐ 1,000-5,000	☐ 25,001-50,000
☐ 50-99	☐ 5001-10,000	☐ 50,001-100,000
☐ 100-199	☐ 10,001-25,000	☐ More than100,000
☐ 200-999		

15. Estimated Assets

■ $0 - $50,000	☐ $1,000,001 - $10 million	☐ $500,000,001 - $1 billion
☐ $50,001 - $100,000	☐ $10,000,001 - $50 million	☐ $1,000,000,001 - $10 billion
☐ $100,001 - $500,000	☐ $50,000,001 - $100 million	☐ $10,000,000,001 - $50 billion
☐ $500,001 - $1 million	☐ $100,000,001 - $500 million	☐ More than $50 billion

16. Estimated liabilities

☐ $0 - $50,000	■ $1,000,001 - $10 million	☐ $500,000,001 - $1 billion
☐ $50,001 - $100,000	☐ $10,000,001 - $50 million	☐ $1,000,000,001 - $10 billion
☐ $100,001 - $500,000	☐ $50,000,001 - $100 million	☐ $10,000,000,001 - $50 billion
☐ $500,001 - $1 million	☐ $100,000,001 - $500 million	☐ More than $50 billion

Official Form 201 **Voluntary Petition for Non-Individuals Filing for Bankruptcy** page 3

Debtor Blue Water Global Group, Inc. Name Case number ( if known ) Request for Relief, Declaration, and Signatures WARNING -- Bankruptcy fraud is a serious crime. Making a false statement in connection with a bankruptcy case can result in fines up to $500,000 or imprisonment for up to 20 years, or both. 18 U.S.C. †† 152, 1341, 1519, and 3571. 17. Declaration and signature of authorized representative of debtor The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition. I have been authorized to file this petition on behalf of the debtor. I have examined the information in this petition and have a reasonable belief that the information is true and correct. I declare under penalty of perjury that the foregoing is true and correct. Executed on January 12, 2021 MM / DD / YYYY Miro Zecevic X /s/ Miro Zecevic Signature of authorized representative of debtor Printed name Title Chairman 18. Signature of attorney X /s/ Chad Van Horn Date January 12, 2021 Signature of attorney for debtor MM / DD / YYYY Chad Van Horn Printed name Van Horn Law Group, P.A. Firm name 330 N Andrews Ave Ste 450 Fort Lauderdale, FL 33301 - 1012 Number, Street, City, State & ZIP Code Contact phone (954) 765 - 3166 Email address chad@cvhlawgroup.com 64500 Bar number and State Case 21 - 10322 Doc 1 Filed 01/14/21 Official Form 201 Voluntary Petition for Non - Individuals Filing for Bankruptcy page 4 Page 4 of 31

Fill in this information to identify the case: Debtor name Blue Water Global Group, Inc. United States Bankruptcy Court for the: SOUTHERN DISTRICT OF FLORIDA, WEST PALM BEACH DIVISION Case number (if known) Check if this is an amended filing Official Form 206A/B Schedule A/B: Assets - Real and Personal Property 12/15 Disclose all property, real and personal, which the debtor owns or in which the debtor has any other legal, equitable, or future interest. Include all property in which the debtor holds rights and powers exercisable for the debtor's own benefit. Also include assets and properties which have no book value, such as fully depreciated assets or assets that were not capitalized. In Schedule A/B, list any executory contracts or unexpired leases. Also list them on Schedule G: Executory Contracts and Unexpired Leases (Official Form 206G). Be as complete and accurate as possible. If more space is needed, attach a separate sheet to this form. At the top of any pages added, write the debtor’s name and case number (if known). Also identify the form and line number to which the additional information applies. If an additional sheet is attached, include the amounts from the attachment in the total for the pertinent part. For Part 1 through Part 11 , list each asset under the appropriate category or attach separate supporting schedules, such as a fixed asset schedule or depreciation schedule, that gives the details for each asset in a particular category . List each asset only once . In valuing the debtor’s interest, do not deduct the value of secured claims . See the instructions to understand the terms used in this form . Part 1: Cash and cash equivalents 1. Does the debtor have any cash or cash equivalents? No. Go to Part 2. Yes Fill in the information below. All cash or cash equivalents owned or controlled by the debtor Current value of debtor's interest Part 2: Deposits and Prepayments 6. Does the debtor have any deposits or prepayments? No. Go to Part 3. Yes Fill in the information below. Part 3: Accounts receivable 10. Does the debtor have any accounts receivable? No. Go to Part 4. Yes Fill in the information below. Part 4: Investments 13. Does the debtor own any investments? No. Go to Part 5. Yes Fill in the information below. Part 5: Inventory, excluding agriculture assets 18. Does the debtor own any inventory (excluding agriculture assets)? No. Go to Part 6. Yes Fill in the information below. Part 6: Farming and fishing - related assets (other than titled motor vehicles and land) 27. Does the debtor own or lease any farming and fishing - related assets (other than titled motor vehicles and land)? No. Go to Part 7. Case 21 - 10322 Official Form 206A/B Software Copyright (c) 2021 CINGroup - www.cincompass.com Schedule A/B Assets - Real and Personal Property page 1 Doc 1 Filed 01/14/21 Page 5 of 31

Debtor Case number (If known) Blue Water Global Group, Inc. Name Yes Fill in the information below. Part 7: Office furniture, fixtures, and equipment; and collectibles 38. Does the debtor own or lease any office furniture, fixtures, equipment, or collectibles? No. Go to Part 8. Yes Fill in the information below. Part 8: Machinery, equipment, and vehicles 46. Does the debtor own or lease any machinery, equipment, or vehicles? No. Go to Part 9. Yes Fill in the information below. Part 9: Real property 54. Does the debtor own or lease any real property? No. Go to Part 10. Yes Fill in the information below. Part 10: Intangibles and intellectual property 59. Does the debtor have any interests in intangibles or intellectual property? No. Go to Part 11. Yes Fill in the information below. Part 11: All other assets 70. Does the debtor own any other assets that have not yet been reported on this form? Include all interests in executory contracts and unexpired leases not previously reported on this form. No. Go to Part 12. Yes Fill in the information below. Case 21 - 10322 Doc 1 Filed 01/14/21 Official Form 206A/B Software Copyright (c) 2021 CINGroup - www.cincompass.com Schedule A/B Assets - Real and Personal Property page 2 Page 6 of 31

Case 21-10322 Doc 1 Filed 01/14/21 Page 7 of 31

Debtor **Blue Water Global Group, Inc.** Case number *(if known)*
Name

Part 12: Summary

In Part 12 copy all of the totals from the earlier parts of the form

Type of property	Current value of personal property		Current value of real property
80. **Cash, cash equivalents, and financial assets.** *Copy line 5, Part 1*	$0.00		
81. **Deposits and prepayments.** *Copy line 9, Part 2.*	$0.00		
82. **Accounts receivable.** *Copy line 12, Part 3.*	$0.00		
83. **Investments.** *Copy line 17, Part 4.*	$0.00		
84. **Inventory.** *Copy line 23, Part 5.*	$0.00		
85. **Farming and fishing-related assets.** *Copy line 33, Part 6.*	$0.00		
86. **Office furniture, fixtures, and equipment; and collectibles.** *Copy line 43, Part 7.*	$0.00		
87. **Machinery, equipment, and vehicles.** *Copy line 51, Part 8.*	$0.00		
88. **Real property.** *Copy line 56, Part 9.* ...>			$0.00
89. **Intangibles and intellectual property.** *Copy line 66, Part 10.*	$0.00		
90. **All other assets.** *Copy line 78, Part 11.*	+ $0.00		
91. **Total.** Add lines 80 through 90 for each column	$0.00	+ 91b.	$0.00
92. **Total of all property on Schedule A/B.** Add lines 91a+91b=92			$0.00

Official Form 206A/B Schedule A/B Assets - Real and Personal Property page 3
Software Copyright (c) 2021 CINGroup - www.cincompass.com

Fill in this information to identify the case: Debtor name Blue Water Global Group, Inc. United States Bankruptcy Court for the: SOUTHERN DISTRICT OF FLORIDA, WEST PALM BEACH DIVISION Case number (if known) Check if this is an amended filing Official Form 206D Schedule D: Creditors Who Have Claims Secured by Property 12/15 Be as complete and accurate as possible. 1. Do any creditors have claims secured by debtor's property? No. Check this box and submit page 1 of this form to the court with debtor's other schedules. Debtor has nothing else to report on this form. Yes. Fill in all of the information below. Case 21 - 10322 Official Form 206D Schedule D: Creditors Who Have Claims Secured by Property page 1 of 1 Software Copyright (c) 2021 CINGroup - www.cincompass.com Doc 1 Filed 01/14/21 Page 8 of 31

Case 21-10322 Doc 1 Filed 01/14/21 Page 9 of 31

Fill in this information to identify the case:

Debtor name: Blue Water Global Group, Inc.

United States Bankruptcy Court for the: SOUTHERN DISTRICT OF FLORIDA, WEST PALM BEACH DIVISION

Case number (if known): ____________

☐ Check if this is an amended filing

Official Form 206E/F
Schedule E/F: Creditors Who Have Unsecured Claims

12/15

Be as complete and accurate as possible. Use Part 1 for creditors with PRIORITY unsecured claims and Part 2 for creditors with NONPRIORITY unsecured claims. List the other party to any executory contracts or unexpired leases that could result in a claim. Also list executory contracts on *Schedule A/B: Assets - Real and Personal Property* (Official Form 206A/B) and on *Schedule G: Executory Contracts and Unexpired Leases* (Official Form 206G). Number the entries in Parts 1 and 2 in the boxes on the left. If more space is needed for Part 1 or Part 2, fill out and attach the Additional Page of that Part included in this form.

List All Creditors with PRIORITY Unsecured Claims

1. **Do any creditors have priority unsecured claims?** (See 11 U.S.C. § 507).

☐ No. Go to Part 2.

■ Yes. Go to line 2.

2. **List in alphabetical order all creditors who have unsecured claims that are entitled to priority in whole or in part.** If the debtor has more than 3 creditors with priority unsecured claims, fill out and attach the Additional Page of Part 1.

			Total claim	Priority amount
2.1	Priority creditor's name and mailing address **Florida Department of Revenue** **PO Box 6668** **Tallahassee, FL 32314-6668** Date or dates debt was incurred Last 4 digits of account number Specify Code subsection of PRIORITY unsecured claim: 11 U.S.C. § 507(a) (8)	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	unknown	$0.00
2.2	Priority creditor's name and mailing address **Internal Revenue Services** **PO Box 21126** **Philadelphia, PA 19114-0326** Date or dates debt was incurred Last 4 digits of account number Specify Code subsection of PRIORITY unsecured claim: 11 U.S.C. § 507(a) (8)	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	unknown	$0.00

Part 2: List All Creditors with NONPRIORITY Unsecured Claims

3. **List in alphabetical order all of the creditors with nonpriority unsecured claims**. If the debtor has more than 6 creditors with nonpriority unsecured claims, fill out and attach the Additional Page of Part 2.

Amount of claim

Official Form 206E/F **Schedule E/F: Creditors Who Have Unsecured Claims** page 1 of 6
Software Copyright (c) 2021 CINGroup - www.cincompass.com G2320

Case 21-10322 Doc 1 Filed 01/14/21 Page 10 of 31

Debtor **Blue Water Global Group, Inc.** Case number (if known)
Name

	Nonpriority creditor's name and mailing address	As of the petition filing date, the claim is: Check all that apply.	
3.1	**Adar Bays LLC** **3411 Indian Creek Dr Apt 403** **Miami Beach, FL 33140-4058** Date(s) debt was incurred Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$47,082.19**
3.2	**Adar Bays LLC** **3411 Indian Creek Dr Apt 403** **Miami Beach, FL 33140-4058** Date(s) debt was incurred Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$50,000.00**
3.3	**Adars Bay LLC** **3411 Indian Creek Dr Apt 403** **Miami Beach, FL 33140-4058** Date(s) debt was incurred Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$50,810.96**
3.4	**Alpha Filings, Inc.** **c/o Th Mailbox 5241** **PO Box 523882** **Miami, FL 33152-3882** Date(s) debt was incurred **2015** Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$25,000.00**
3.5	**Auctus Private Equity Fund LLC** **101 Arch St Ste 20** **Boston, MA 02110-1122** Date(s) debt was incurred Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$56,903.42**
3.6	**Black Mountain** **Attn: Adam Baker** **133666 Greenstone Ct** **San Diego, CA 92101** Date(s) debt was incurred Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$112,000.00**
3.7	**Blue Citi LLC** **440 E 79th St Apt 4M** **New York, NY 10075-0092** Date(s) debt was incurred Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$110,759.23**

Official Form 206 E/F Schedule E/F: Creditors Who Have Unsecured Claims Page 2 of 6
Software Copyright (c) 2021 CINGroup - www.cincompass.com

Case 21-10322 Doc 1 Filed 01/14/21 Page 11 of 31

Debtor **Blue Water Global Group, Inc.** Case number (if known)
Name

	Nonpriority creditor's name and mailing address	As of the petition filing date, the claim is: Check all that apply.	
3.8	**Cardinal Capital Group Inc.** **Attn: Jason Hightowner, President** **10943 Ironwood Rd** **San Diego, CA 92131-1809** Date(s) debt was incurred Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$55,500.00**
3.9	**Doty Scott Enterprises Inc.** **12707 High Bluff Dr Ste 200** **San Diego, CA 92130-2037** Date(s) debt was incurred Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$2,625.00**
3.10	**GW Holdings Group LLC** **137 Montague St Ste 291** **Brooklyn, NY 11201-3548** Date(s) debt was incurred Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$55,000.00**
3.11	**JDF Capital Inc.** **Attn: John Fiero** **96 Village Center Dr** **Freehold, NJ 07728-2526** Date(s) debt was incurred Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$119,641.42**
3.12	**JDF Capital Inc.** **Attn: John Fiero** **96 Village Center Dr** **Freehold, NJ 07728-2526** Date(s) debt was incurred Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$31,000.00**
3.13	**JMJ Financial** **644 Fernandez Juncos Ave** **San Juan, PR 00901** Date(s) debt was incurred Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$84,689.49**
3.14	**JSJ Investments Inc.** **Attn: Sameer Hirji, President** **2665 Villa Creek Dr Ste 214** **Dallas, TX 75234-7337** Date(s) debt was incurred Last 4 digits of account number	■ Contingent ■ Unliquidated ■ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$53,863.02**

Official Form 206 E/F Schedule E/F: Creditors Who Have Unsecured Claims Page 3 of 6
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Case 21-10322 Doc 1 Filed 01/14/21 Page 12 of 31

Debtor **Blue Water Global Group, Inc.** Case number (if known)
Name

3.15	Nonpriority creditor's name and mailing address **JSJ Investments Inc. Attn: Sameer Hirji, President 2665 Villa Creek Dr Ste 214 Dallas, TX 75234-7337** Date(s) debt was incurred Last 4 digits of account number	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$101,610.96**
3.16	Nonpriority creditor's name and mailing address **JSJ Investments Inc. Attn: Sameer Hirji, President 2665 Villa Creek Dr Ste 214 Dallas, TX 75234-7337** Date(s) debt was incurred Last 4 digits of account number	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$101,972.60**
3.17	Nonpriority creditor's name and mailing address **Kabbage Inc. 925B Peachtree St NE Ste 1688 Atlanta, GA 30309-4498** Date(s) debt was incurred Last 4 digits of account number	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**unknown**
3.18	Nonpriority creditor's name and mailing address **KBM Worldwide Inc. Attn: Seth Kramer 111 Great Neck Rd Ste 216 Great Neck, NY 11021-5408** Date(s) debt was incurred Last 4 digits of account number	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$83,197.70**
3.19	Nonpriority creditor's name and mailing address **LG Capital Funding LLC Attn: Joseph Lerman, President 1218 Union St Ste 2 Brooklyn, NY 11225-1512** Date(s) debt was incurred Last 4 digits of account number	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$92,164.38**
3.20	Nonpriority creditor's name and mailing address **LG Capital Funding LLC Attn: Joseph Lerman, President 1218 Union St Ste 2 Brooklyn, NY 11225-1512** Date(s) debt was incurred Last 4 digits of account number	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$53,363.01**
3.21	Nonpriority creditor's name and mailing address **LG Capital Funding LLC Attn: Joseph Lerman, President 1218 Union St Ste 2 Brooklyn, NY 11225-1512** Date(s) debt was incurred Last 4 digits of account number	As of the petition filing date, the claim is: *Check all that apply.* ☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	**$100,000.00**

Official Form 206 E/F **Schedule E/F: Creditors Who Have Unsecured Claims** **Page 4 of 6**
Software Copyright (c) 2021 CINGroup - www.cincompass.com

Case 21-10322 Doc 1 Filed 01/14/21 Page 13 of 31

Debtor **Blue Water Global Group, Inc.** Case number (if known)
Name

	Nonpriority creditor's name and mailing address	As of the petition filing date, the claim is: Check all that apply.	Amount
3.22	Macallan Partners LLC Attn: Adam Didia, Member 1201 N Orange St Ste 7401 Wilmington, DE 19801-1286 Date(s) debt was incurred Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	$81,069.59
3.23	OTC Markets 304 Hudson St Fl 2 New York, NY 10013-1026 Date(s) debt was incurred Last 4 digits of account number 2500	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	$7,500.00
3.24	Spero Holdings, LLC 2522 Chambers Rd Ste 100 Tustin, CA 92780-6962 Date(s) debt was incurred Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	$50,000.00
3.25	Union Capital LLC 338 Crown St Brooklyn, NY 11225-3004 Date(s) debt was incurred Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	$51,698.63
3.26	Union Capital LLC 338 Crown St Brooklyn, NY 11225-3004 Date(s) debt was incurred Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	$50,000.00
3.27	Vis Vires Group Inc. Attn: Curt Kramer, President 111 Great Neck Rd Ste 216 Great Neck, NY 11021-5408 Date(s) debt was incurred Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	$79,969.64
3.28	Vis Vires Group Inc. Attn: Curt Kramer, President 111 Great Neck Rd Ste 216 Great Neck, NY 11021-5408 Date(s) debt was incurred Last 4 digits of account number	☐ Contingent ☐ Unliquidated ☐ Disputed Basis for the claim: Is the claim subject to offset? ■ No ☐ Yes	$53,500.00

Official Form 206 E/F Schedule E/F: Creditors Who Have Unsecured Claims Page 5 of 6
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Debtor Case number ( if known ) Blue Water Global Group, Inc. Name 3.29 $14,764.00 Nonpriority creditor's name and mailing address Vstock Transfer LLC 18 Lafayette Pl Woodmere, NY 11598 - 2138 Date(s) debt was incurred Last 4 digits of account number As of the petition filing date, the claim is: Check all that apply. Contingent Unliquidated Disputed Basis for the claim: Is the claim subject to offset? No Yes Part 3: List Others to Be Notified About Unsecured Claims 4. List in alphabetical order any others who must be notified for claims listed in Parts 1 and 2. Examples of entities that may be listed are collection agencies, assignees of claims listed above, and attorneys for unsecured creditors. If no others need to be notified for the debts listed in Parts 1 and 2, do not fill out or submit this page. If additional pa ges are needed, copy the next page. Name and mailing address On which line in Part1 or Part 2 is the related creditor (if any) listed? Last 4 digits of account number, if any 4.1 Bernard Feldman Esq. Naidich Wurman LLP 111 Great Neck Rd Ste 214 Great Neck, NY 11021 - 5408 Line 3.18 Not listed. Explain 4.2 Florida Department of Revenue 8175 NW 12th St Ste 119 Doral, FL 33126 - 1828 Line 2.1 Not listed. Explain 4.3 Internal Revenue Service 7850 SW 6th Ct # 5730 Plantation, FL 33324 - 3202 Line 2.2 Not listed. Explain 4.4 Naidich Wurman LLP 111 Great Neck Rd Ste 214 Great Neck, NY 11021 - 5408 Line 3.27 Not listed. Explain Part 4: Total Amounts of the Priority and Nonpriority Unsecured Claims 5. Add the amounts of priority and nonpriority unsecured claims. Total of claim amounts 5a. $ 0.00 5a. Total claims from Part 1 5b. Total claims from Part 2 5b. + $ 1,775,685.24 5c. Total of Parts 1 and 2 Lines 5a + 5b = 5c. 5c. $ 1,775,685.24 Case 21 - 10322 Doc 1 Filed 01/14/21 Official Form 206 E/F Software Copyright (c) 2021 CINGroup - www.cincompass.com Schedule E/F: Creditors Who Have Unsecured Claims Page 6 of 6 Page 14 of 31

Fill in this information to identify the case: Debtor name Blue Water Global Group, Inc. United States Bankruptcy Court for the: SOUTHERN DISTRICT OF FLORIDA, WEST PALM BEACH DIVISION Case number (if known) Check if this is an amended filing Official Form 206G Schedule G: Executory Contracts and Unexpired Leases 12/15 Be as complete and accurate as possible. If more space is needed, copy and attach the additional page, number the entries consecutively. Property (Official 1. Does the debtor have any executory contracts or unexpired leases? No. Check this box and file this form with the debtor's other schedules. There is nothing else to report on this form. Yes. Fill in all of the information below even if the contacts of leases are listed on Schedule A/B: Assets - Real and Personal Form 206A/B). 2. List all contracts and unexpired leases State the name and mailing address for all other parties with whom the debtor has an executory contract or unexpired lease 1. State what the contract or lease is for and the nature of the debtor's interest State the term remaining List the contract number of any government contract 2. State what the contract or lease is for and the nature of the debtor's interest State the term remaining List the contract number of any government contract 3. State what the contract or lease is for and the nature of the debtor's interest State the term remaining List the contract number of any government contract 4. State what the contract or lease is for and the nature of the debtor's interest State the term remaining List the contract number of any government contract Case 21 - 10322 Official Form 206G Schedule G: Executory Contracts and Unexpired Leases Page 1 of 1 Software Copyright (c) 2021 CINGroup - www.cincompass.com Doc 1 Filed 01/14/21 Page 15 of 31

Fill in this information to identify the case: Debtor name Blue Water Global Group, Inc. United States Bankruptcy Court for the: SOUTHERN DISTRICT OF FLORIDA, WEST PALM BEACH DIVISION Case number (if known) Check if this is an amended filing Official Form 206H Schedule H: Your Codebtors 12/15 Be as complete and accurate as possible. If more space is needed, copy the Additional Page, numbering the entries consecutively. Attach the Additional Page to this page. 1. Do you have any codebtors? No. Check this box and submit this form to the court with the debtor's other schedules. Nothing else needs to be reported on this form. Yes 2. In Column 1, list as codebtors all of the people or entities who are also liable for any debts listed by the debtor in the schedules of creditors, Schedules D - G. Include all guarantors and co - obligors. In Column 2, identify the creditor to whom the debt is owed and each schedule on which the creditor is listed. If the codebtor is liable on a debt to more than one creditor, list each creditor separately in Column 2. Column 1: Codebtor Column 2: Creditor Name Mailing Address Name Check all schedules that apply: 2.1 Street D E/F G City State Zip Code 2.2 Street D E/F G City State Zip Code 2.3 Street D E/F G City State Zip Code 2.4 Street D E/F G City State Zip Code Case 21 - 10322 Official Form 206H Software Copyright (c) 2021 CINGroup - www.cincompass.com Schedule H: Your Codebtors Page 1 of 1 Doc 1 Filed 01/14/21 Page 16 of 31

Fill in this information to identify the case: Debtor name Blue Water Global Group, Inc. United States Bankruptcy Court for the: SOUTHERN DISTRICT OF FLORIDA, WEST PALM BEACH DIVISION Case number (if known) Check if this is an amended filing Official Form 202 Declaration Under Penalty of Perjury for Non - Individual Debtors 12/15 An individual who is authorized to act on behalf of a non - individual debtor, such as a corporation or partnership, must sign and submit this form for the schedules of assets and liabilities, any other document that requires a declaration that is not included in the document, and any amendments of those documents. This form must state the individual’s position or relationship to the debtor, the identity of the document, and the date. Bankruptcy Rules 1008 and 9011. WARNING -- Bankruptcy fraud is a serious crime. Making a false statement, concealing property, or obtaining money or property by fraud in connection with a bankruptcy case can result in fines up to $500,000 or imprisonment for up to 20 years, or both. 18 U.S.C. †† 152, 1341, 1519, and 3571. Declaration and signature I am the president, another officer, or an authorized agent of the corporation; a member or an authorized agent of the partnership; or another individual serving as a representative of the debtor in this case. I have examined the information in the documents checked below and I have a reasonable belief that the information is true and correct: Schedule A/B: Assets – Real and Personal Property (Official Form 206A/B) Schedule D: Creditors Who Have Claims Secured by Property (Official Form 206D) Schedule E/F: Creditors Who Have Unsecured Claims (Official Form 206E/F) Schedule G: Executory Contracts and Unexpired Leases (Official Form 206G) Schedule H: Codebtors (Official Form 206H) Summary of Assets and Liabilities for Non - Individuals (Official Form 206Sum) Amended S c hedu l e Chapter 11 or Chapter 9 Cases: List of Creditors Who Have the 20 Largest Unsecured Claims and Are Not Insiders (Official Form 204) Other document that requires a declaration I declare under penalty of perjury that the foregoing is true and correct. Executed on January 12, 2021 X /s/ Miro Zecevic Signature of individual signing on behalf of debtor Miro Zecevic Printed name Chairman Position or relationship to debtor Case 21 - 10322 Doc 1 Filed 01/14/21 Page 17 of 31

Case 21-10322 Doc 1 Filed 01/14/21 Page 18 of 31

Fill in this information to identify the case:	
Debtor name	Blue Water Global Group, Inc.
United States Bankruptcy Court for the:	SOUTHERN DISTRICT OF FLORIDA, WEST PALM BEACH DIVISION
Case number (if known)	

☐ Check if this is an amended filing

Official Form 206Sum
Summary of Assets and Liabilities for Non-Individuals

12/15

Summary of Assets

1. ***Schedule A/B: Assets-Real and Personal Property*** (Official Form 206A/B)

1a. **Real property:** Copy line 88 from *Schedule A/B*........	$	**0.00**
1b. **Total personal property:** Copy line 91A from *Schedule A/B*........	$	**0.00**
1c. **Total of all property:** Copy line 92 from *Schedule A/B*........	$	**0.00**

Part 2: Summary of Liabilities

2. ***Schedule D: Creditors Who Have Claims Secured by Property*** (Official Form 206D) Copy the total dollar amount listed in Column A, *Amount of claim*, from line 3 of *Schedule D*........	$	**0.00**
3. ***Schedule E/F: Creditors Who Have Unsecured Claims*** (Official Form 206E/F)		
3a. Total claim amounts of priority unsecured claims: Copy the total claims from Part 1 from line 5a of *Schedule E/F*........	$	**0.00**
3b. Total amount of claims of nonpriority amount of unsecured claims: Copy the total of the amount of claims from Part 2 from line 5b of *Schedule E/F*........	+$	**1,775,685.24**
4. **Total liabilities**........ Lines 2 + 3a + 3b	$	**1,775,685.24**

Official Form 206Sum Summary of Assets and Liabilities for Non-Individuals page 1
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Fill in this information to identify the case: Debtor name Blue Water Global Group, Inc. United States Bankruptcy Court for the: SOUTHERN DISTRICT OF FLORIDA, WEST PALM BEACH DIVISION Case number (if known) Check if this is an amended filing Official Form 207 Statement of Financial Affairs for Non - Individuals Filing for Bankruptcy 04/19 The debtor must answer every question. If more space is needed, attach a separate sheet to this form. On the top of any additional pages, write the debtor’s name and case number (if known). Part 1: Income 1. Gross revenue from business None. Identify the beginning and ending dates of the debtor’s fiscal year, which may be a calendar year Sources of revenue Check all that apply Gross revenue (before deductions and exclusions) From the beginning of the fiscal year to filing date: From 1/01/2021 to Filing Date Operating a business $0.00 Other Not operating For prior year: From 1/01/2020 to 12/31/2020 Operating a business $0.00 Other Not Operating For year before that: From 1/01/2019 to 12/31/2019 $0.00 Operating a business Other Not operating 2. Non - business revenue Include revenue regardless of whether that revenue is taxable. Non - business income may include interest, dividends, money collected from lawsuits, and royalties. List each source and the gross revenue for each separately. Do not include revenue listed in line 1. None. Description of sources of revenue Gross revenue from each source (before deductions and exclusions) Part 2: List Certain Transfers Made Before Filing for Bankruptcy 3. Certain payments or transfers to creditors within 90 days before filing this case List payments or transfers -- including expense reimbursements -- to any creditor, other than regular employee compensation, within 90 days before filing this case unless the aggregate value of all property transferred to that creditor is less than $ 6 , 825 . (This amount may be adjusted on 4 / 01 / 22 and every 3 years after that with respect to cases filed on or after the date of adjustment . ) None. Creditor's Name and Address Dates Total amount of value Reasons for payment or transfer Check all that apply 4. Payments or other transfers of property made within 1 year before filing this case that benefited any insider List payments or transfers, including expense reimbursements, made within 1 year before filing this case on debts owed to an insider or guaranteed or cosigned by an insider unless the aggregate value of all property transferred to or for the benefit of the insider is less than $6,825. (This amount may be Case 21 - 10322 Official Form 207 Statement of Financial Affairs for Non - Individuals Filing for Bankruptcy page 1 Software Copyright (c) 2021 CINGroup - www.cincompass.com Doc 1 Filed 01/14/21 Page 19 of 31

Debtor Blue Water Global Group, Inc. Case number (if known) adjusted on 4/01/22 and every 3 years after that with respect to cases filed on or after the date of adjustment.) Do not include any payments listed in line 3. Insiders include officers, directors, and anyone in control of a corporate debtor and their relatives; general partners of a partnership debtor and their relatives; affiliates of the debtor and insiders of such affiliates; and any managing agent of the debtor. 11 U.S.C. † 101(31). None. Insider's name and address Relationship to debtor Dates Total amount of value Reasons for payment or transfer 5. Repossessions, foreclosures, and returns List all property of the debtor that was obtained by a creditor within 1 year before filing this case, including property repossessed by a creditor, sold at a foreclosure sale, transferred by a deed in lieu of foreclosure, or returned to the seller. Do not include property listed in line 6. None Creditor's name and address Describe of the Property Date Value of property 6. Setoffs List any creditor, including a bank or financial institution, that within 90 days before filing this case set off or otherwise took anything from an account of the debtor without permission or refused to make a payment at the debtor’s direction from an account of the debtor because the debtor owed a debt. None Creditor's name and address Description of the action creditor took Date action was taken Amount Part 3: Legal Actions or Assignments 7. Legal actions, administrative proceedings, court actions, executions, attachments, or governmental audits List the legal actions, proceedings, investigations, arbitrations, mediations, and audits by federal or state agencies in which the debtor was involved in any capacity — within 1 year before filing this case . None. Case title Case number Nature of case Court or agency's name and address Status of case 8. Assignments and receivership List any property in the hands of an assignee for the benefit of creditors during the 120 days before filing this case and any property in the hands of a receiver, custodian, or other court - appointed officer within 1 year before filing this case. None Part 4: Certain Gifts and Charitable Contributions 9. List all gifts or charitable contributions the debtor gave to a recipient within 2 years before filing this case unless the aggregate value of the gifts to that recipient is less than $1,000 None Recipient's name and address Description of the gifts or contributions Dates given V a lu e Part 5: Certain Losses 10. All losses from fire, theft, or other casualty within 1 year before filing this case. None Case 21 - 10322 Doc 1 Filed 01/14/21 Official Form 207 Statement of Financial Affairs for Non - Individuals Filing for Bankruptcy page 2 Software Copyright (c) 2021 CINGroup - www.cincompass.com Page 20 of 31

Debtor Blue Water Global Group, Inc. Case number (if known) Description of the property lost and how the loss occurred Amount of payments received for the loss If you have received payments to cover the loss, for example, from insurance, government compensation, or tort liability, list the total received. List unpaid claims on Official Form 106A/B (Schedule A/B: Assets – Real and Personal Property) . Dates of loss Value of property lo s t Part 6: Certain Payments or Transfers 11. Payments related to bankruptcy List any payments of money or other transfers of property made by the debtor or person acting on behalf of the debtor within 1 year before the filing of this case to another person or entity, including attorneys, that the debtor consulted about debt consolidation or restructuring, seeking bankruptcy relief, or filing a bankruptcy case . None. Who was paid or who received the transfer? Address If not money, describe any property transferred Dates Total amount or v a lu e 11.1. Van Horn Law Group, P.A. 330 N Andrews Ave Ste 450 Fort Lauderdale, FL 33301 - 1012 $15,000 Attorney fee; $1,738.00 filing fee 10/22/2020 $15,000.00 Email or website address Who made the payment, if not debtor? Miro Zecevic 12. Self - settled trusts of which the debtor is a beneficiary List any payments or transfers of property made by the debtor or a person acting on behalf of the debtor within 10 years before the filing of this case to a self - settled trust or similar device. Do not include transfers already listed on this statement. None. Name of trust or device Describe any property transferred Dates transfers were made Total amount or v a lu e 13. Transfers not already listed on this statement List any transfers of money or other property by sale, trade, or any other means made by the debtor or a person acting on behalf of the debtor within 2 years before the filing of this case to another person, other than property transferred in the ordinary course of business or financial affairs. Include both outright transfers and transfers made as security. Do not include gifts or transfers previously listed on this statement. None. Who received transfer? Address Description of property transferred or payments received or debts paid in exchange Date transfer was made Total amount or v a lu e Part 7: Previous Locations 14. Previous addresses List all previous addresses used by the debtor within 3 years before filing this case and the dates the addresses were used. Does not apply A dd r es s Dates of occupancy From - To 1 4 .1. 224 Datura St # 1105 Wes t Pal m Beach , F L 33401 - 562 4 2016 to March 2020 Part 8: Health Care Bankruptcies Case 21 - 10322 Doc 1 Filed 01/14/21 Official Form 207 Statement of Financial Affairs for Non - Individuals Filing for Bankruptcy page 3 Software Copyright (c) 2021 CINGroup - www.cincompass.com Page 21 of 31

Debtor Blue Water Global Group, Inc. Case number (if known) 15. Health Care bankruptcies Is the debtor primarily engaged in offering services and facilities for: - diagnosing or treating injury, deformity, or disease, or - providing any surgical, psychiatric, drug treatment, or obstetric care? No. Go to Part 9. Yes. Fill in the information below. Facility name and address Nature of the business operation, including type of services the debtor provides If debtor provides meals and housing, number of patients in debtor’s care Part 9: Personally Identifiable Information 16. Does the debtor collect and retain personally identifiable information of customers? No. Yes. State the nature of the information collected and retained. 17. Within 6 years before filing this case, have any employees of the debtor been participants in any ERISA, 401(k), 403(b), or other pension or profit - sharing plan made available by the debtor as an employee benefit? No. Go to Part 10. Yes. Does the debtor serve as plan administrator? Part 10: Certain Financial Accounts, Safe Deposit Boxes, and Storage Units 18. Closed financial accounts Within 1 year before filing this case, were any financial accounts or instruments held in the debtor’s name, or for the debtor’s benefit, closed, sold, moved, or transferred? Include checking, savings, money market, or other financial accounts; certificates of deposit; and shares in banks, credit unions, brokerage houses, cooperatives, associations, and other financial institutions. None Financial Institution name and Address Last 4 digits of account number Type of account or instrument Date account was closed, sold, moved, or transferred Last balance before closing or transfer 19. Safe deposit boxes List any safe deposit box or other depository for securities, cash, or other valuables the debtor now has or did have within 1 year before filing this case. None Depository institution name and address Names of anyone with access to it Address Description of the contents Do you still have it? 20. Off - premises storage List any property kept in storage units or warehouses within 1 year before filing this case. Do not include facilities that are in a part of a building in which the debtor does business. None Facility name and address Names of anyone with access to it Description of the contents Do you still have it? Part 11: Property the Debtor Holds or Controls That the Debtor Does Not Own 21. Property held for another List any property that the debtor holds or controls that another entity owns. Include any property borrowed from, being stored for, or held in trust. Do not list Case 21 - 10322 Doc 1 Filed 01/14/21 Official Form 207 Statement of Financial Affairs for Non - Individuals Filing for Bankruptcy page 4 Software Copyright (c) 2021 CINGroup - www.cincompass.com Page 22 of 31

Debtor Blue Water Global Group, Inc. Case number (if known) leased or rented property. None Part 12: Details About Environment Information For the purpose of Part 12, the following definitions apply: Environmental law means any statute or governmental regulation that concerns pollution, contamination, or hazardous material, regardless of the medium affected (air, land, water, or any other medium). Site means any location, facility, or property, including disposal sites, that the debtor now owns, operates, or utilizes or that the debtor formerly owned, operated, or utilized. Hazardous material means anything that an environmental law defines as hazardous or toxic, or describes as a pollutant, contaminant, or a similarly harmful substance. Report all notices, releases, and proceedings known, regardless of when they occurred. 22. Has the debtor been a party in any judicial or administrative proceeding under any environmental law? Include settlements and orders. No. Yes. Provide details below. Case title Case number Court or agency name and address Nature of the case Status of case 23. Has any governmental unit otherwise notified the debtor that the debtor may be liable or potentially liable under or in violation of an environmental law? No. Yes. Provide details below. Site name and address Governmental unit name and address Environmental law, if known Date of notice 24. Has the debtor notified any governmental unit of any release of hazardous material? No. Yes. Provide details below. Site name and address Governmental unit name and address Environmental law, if known Date of notice Part 13: Details About the Debtor's Business or Connections to Any Business 25. Other businesses in which the debtor has or has had an interest List any business for which the debtor was an owner, partner, member, or otherwise a person in control within 6 years before filing this case. Include this information even if already listed in the Schedules. None Business name address Describe the nature of the business Employer Identification number Do not include Social Security number or ITIN. Dates business existed 26. Books, records, and financial statements 26a. List all accountants and bookkeepers who maintained the debtor’s books and records within 2 years before filing this case. None Name and address Date of service From - To 26b. List all firms or individuals who have audited, compiled, or reviewed debtor’s books of account and records or prepared a financial statement within 2 years before filing this case. Case 21 - 10322 Doc 1 Filed 01/14/21 Official Form 207 Statement of Financial Affairs for Non - Individuals Filing for Bankruptcy page 5 Software Copyright (c) 2021 CINGroup - www.cincompass.com Page 23 of 31

Debtor Blue Water Global Group, Inc. Case number (if known) None 26c. List all firms or individuals who were in possession of the debtor’s books of account and records when this case is filed. None Name and address If any books of account and records are unavailable, explain why 26 c .1. Miro Zecevic Not operating for a number of years 26d. List all financial institutions, creditors, and other parties, including mercantile and trade agencies, to whom the debtor issued a financial statement within 2 years before filing this case. None Name and address 27. Inventories Have any inventories of the debtor’s property been taken within 2 years before filing this case? No Yes. Give the details about the two most recent inventories. Name of the person who supervised the taking of the inventory Date of inventory The dollar amount and basis (cost, market, or other basis) of each inventory 28. List the debtor’s officers, directors, managing members, general partners, members in control, controlling shareholders, or other people in control of the debtor at the time of the filing of this case. 29. Within 1 year before the filing of this case, did the debtor have officers, directors, managing members, general partners, members in control of the debtor, or shareholders in control of the debtor who no longer hold these positions? No Yes. Identify below. Name Address Position and nature of any interest Period during which position or interest was held Scott Sitra President ended 7/2020 30. Payments, distributions, or withdrawals credited or given to insiders Within 1 year before filing this case, did the debtor provide an insider with value in any form, including salary, other compensation, draws, bonuses, loans, credits on loans, stock redemptions, and options exercised? No Yes. Identify below. Name Address Position and nature of any interest % of interest, if any Miro Zecevic Chairman 35% Name Address Position and nature of any interest % of interest, if any Aleksandar Sentic Secretary 0.00 Case 21 - 10322 Doc 1 Filed 01/14/21 Official Form 207 Statement of Financial Affairs for Non - Individuals Filing for Bankruptcy page 6 Software Copyright (c) 2021 CINGroup - www.cincompass.com Page 24 of 31

Debtor Blue Water Global Group, Inc. Case number (if known) Name and address of recipient Amount of money or description and value of property Dates Reason for providing the value 31. Within 6 years before filing this case, has the debtor been a member of any consolidated group for tax purposes? No Yes. Identify below. Name of the parent corporation Employer Identification number of the parent corporation 32. Within 6 years before filing this case, has the debtor as an employer been responsible for contributing to a pension fund? No Yes. Identify below. Name of the pension fund Employer Identification number of the parent corporation Part 14: Signature and Declaration WARNING -- Bankruptcy fraud is a serious crime. Making a false statement, concealing property, or obtaining money or property by fraud in connection with a bankruptcy case can result in fines up to $500,000 or imprisonment for up to 20 years, or both. 18 U.S.C. †† 152, 1341, 1519, and 3571. I have examined the information in this Statement of Financial Affairs and any attachments and have a reasonable belief that the information is true and correct. I declare under penalty of perjury that the foregoing is true and correct. Executed on January 12, 2021 /s/ Miro Zecevic Signature of individual signing on behalf of the debtor Miro Zecevic Printed name Position or relationship to debtor Chairman Are additional pages to Statement of Financial Affairs for Non - Individuals Filing for Bankruptcy (Official Form 207) attached? No Yes Case 21 - 10322 Doc 1 Filed 01/14/21 Official Form 207 Statement of Financial Affairs for Non - Individuals Filing for Bankruptcy page 7 Software Copyright (c) 2021 CINGroup - www.cincompass.com Page 25 of 31

Software Copyright (c) 2021 CINGroup - www.cincompass.com Date: January 12, 2021 Signature: /s/ Miro Zecevic Miro Zecevic, Chairman D eb tor Date: Signature: Joint Debtor, if any Case 21 - 10322 Doc 1 Filed 01/14/21 Page 26 of 31 United States Bankruptcy Court Southern District of Florida, West Palm Beach Division IN RE: Case No. Blue Water Global Group, Inc. Chapter 11 Debtor(s) VERIFICATION OF CREDITOR MATRIX The above named debtor(s) hereby verify(ies) that the attached matrix listing creditors is true to the best of my(our) knowledge.

Adar Bays LLC 3411 Indian Creek Dr Apt 403 Miami Beach, FL 33140 - 4058 Adars Bay LLC 3411 Indian Creek Dr Apt 403 Miami Beach, FL 33140 - 4058 Alpha Filings, Inc . c/o Th Mailbox 5241 PO Box 523882 Miami, FL 33152 - 3882 Auctus Private Equity Fund LLC 101 Arch St Ste 20 Boston, MA 02110 - 1122 Bernard Feldman Esq. Naidich Wurman LLP 111 Great Neck Rd Ste 214 Great Neck, NY 11021 - 5408 Black Mountain Attn: Adam Baker 133666 Greenstone Ct San Diego, CA 92101 Blue Citi LLC 440 E 79 th St Apt 4 M New York, NY 10075 - 0092 Case 21 - 10322 Doc 1 Filed 01/14/21 Page 27 of 31

Cardinal Capital Group Inc. Attn: Jason Hightowner, President 10943 Ironwood Rd San Diego, CA 92131 - 1809 CEDE PO Box 20 New York, NY 10274 - 0020 Doty Scott Enterprises Inc . 12707 High Bluff Dr Ste 200 San Diego, CA 92130 - 2037 Florida Department of Revenue PO Box 6668 Tallahassee, FL 32314 - 6668 Florida Department of Revenue 8175 NW 12th St Ste 119 Doral, FL 33126 - 1828 GW Holdings Group LLC 137 Montague St Ste 291 Brooklyn, NY 11201 - 3548 Internal Revenue Service 7850 SW 6th Ct # 5730 Plantation, FL 33324 - 3202 Case 21 - 10322 Doc 1 Filed 01/14/21 Page 28 of 31

Internal Revenue Services PO Box 21126 Philadelphia, PA 19114 - 0326 JDF Capital Inc. Attn: John Fiero 96 Village Center Dr Freehold, NJ 07728 - 2526 JMJ Financial 644 Fernandez Juncos Ave San Juan, PR 00901 JSJ Investments Inc. Attn: Sameer Hirji, President 2665 Villa Creek Dr Ste 214 Dallas, TX 75234 - 7337 Kabbage Inc. 925B Peachtree St NE Ste 1688 Atlanta, GA 30309 - 4498 KBM Worldwide Inc. Attn: Seth Kramer 111 Great Neck Rd Ste 216 Great Neck, NY 11021 - 5408 Case 21 - 10322 Doc 1 Filed 01/14/21 Page 29 of 31

LG Capital Funding LLC Attn: Joseph Lerman, President 1218 Union St Ste 2 Brooklyn, NY 11225 - 1512 Macallan Partners LLC Attn: Adam Didia, Member 1201 N Orange St Ste 7401 Wilmington, DE 19801 - 1286 Naidich Wurman LLP 111 Great Neck Rd Ste 214 Great Neck, NY 11021 - 5408 OTC Markets 304 Hudson St Fl 2 New York, NY 10013 - 1026 Securities and Exchange Commission Attn: David Baddley, Esq. 950 E Paces Ferry Rd NE Ste 900 Atlanta, GA 30326 - 1382 Spero Holdings, LLC 2522 Chambers Rd Ste 100 Tustin, CA 92780 - 6962 Union Capital LLC 338 Crown St Brooklyn, NY 11225 - 3004 Case 21 - 10322 Doc 1 Filed 01/14/21 Page 30 of 31

US Securities & Exchange Commission 100 F St NE Washington, DC 20549 - 2000 Vis Vires Group Inc. Attn: Curt Kramer, President 111 Great Neck Rd Ste 216 Great Neck, NY 11021 - 5408 Vstock Transfer LLC 18 Lafayette Pl Woodmere, NY 11598 - 2138 Case 21 - 10322 Doc 1 Filed 01/14/21 Page 31 of 31